                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2007


                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)



           0-18415                                           38-2830092
(Commission File Number)                       (IRS Employer Identification No.)



          200 East Broadway, Mt. Pleasant, Michigan           48858
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02         Results of Operations and Financial Condition.

         On May 7, 2007, IBT Bancorp, Inc. issued a letter to its shareholders announcing its 2007 first quarter earnings. The letter also included a statement that the Corporation has early adopted Statements of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" and No. 157, "Fair Value Measurement."

         A copy of the shareholder letter is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

         (d)      Exhibits:

                  Exhibit No.       Description
                  -----------       -------------------------------------------

                  99.1              Shareholder letter issued May 7, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IBT BANCORP, INC.


Dated:  May 7, 2007                       By:  /s/ Dennis P. Angner
                                               ---------------------------------
                                               Dennis P. Angner, President and
                                               Chief Executive Officer